Exhibit 99.1

Champps
RESTAURANT & BAR

THE ULTIMATE RECIPE FOR GROWTH

CHAMPPS ENTERTAINMENT, INC.

it's definitely time for Champps RESTAURANT & BAR

CHAMPPS' MISSION IS TO PROVIDE OUR GUESTS

WITH EXCEPTIONAL FOOD, UNCOMPROMISING SERVICE AND

EXCITING AMBIANCE THROUGH THE INITIATIVE AND

DEVELOPMENT OF OUR ASSOCIATES.

"The Champps concept is a leader in the casual dining segment. We offer great food and excellent service in an exciting environment, which keep our guests coming back for more."

William H. Baumhauer
Champps, Chairman, President and Chief Executive Officer

Great Concept

Great Concept

Champps established its first restaurant in St. Paul, Minnesota in 1984, and since then, has continued to introduce its concept across key markets nationwide. Always bustling with activity, Champps is a high-volume, upscale, casual dining restaurant that draws a diverse range of guests. Champps' recipe of combining award-winning cuisine with an engaging ambiance, state-of-the-art audio-visual capabilities, great entertainment and energetic associates, makes it the restaurant of choice for our devoted guests.

Champps' guests return time and again to capture the experience.

"Whatever you are craving, our extensive menu is guaranteed to satisfy any palate. From traditional American food to international cuisine, Champps offers a host of favorites."

Great Food

Great Food

Champps has earned many accolades over the years for its creative cuisine. Our award-winning executive chef creates recipes for the nearly 100 innovative menu items and daily specials, satisfying even the most distinguished palates. Each distinctive plate is prepared fresh in Champps' dynamic and fully visible display kitchens. ▪ Portions are generous which helps create the great value Champps guests receive when they visit. ▪ If you're in the mood for down-home American cooking, familiar Mexican fare or dishes with an exotic Asian flair, Champps offers a meal to suit any taste.

No one leaves Champps hungry.

Great People

Great People

Champps' associates, which average between 125-150 per location, exude high-energy and share a genuine camaraderie. They enhance the enthusiasm and excitement levels in the restaurants by serving up more than just food as they cater to our guests. The greeting at the host stand, the manager check-in at the table and the personal goodbye at the door are all touches that make Champps guests feel warm and welcome. It is friendly and attentive service that keeps them coming back for more.

Champps' well-trained associates dish out exceptional service.

"Working at Champps is a lot of fun. There's always a lot going on and everyone is really excited. That's what makes me want to go to work everyday...I know I'm going to have fun at my job."

CHAMPPS ASSOCIATE

"Wow...When I walk into Champps, there is so much happening. I can watch the game or glance at the stock ticker on the big screens. I always have a great time at Champps."

CHAMPPS GUEST

Great Fun

Great Fun

Having a great time is part of the Champps experience. From anywhere in our restaurants, it is easy to watch the latest sporting event, get a glimpse of business updates, or simply listen to the wide selection of popular music. There is always something for everyone at Champps. ▪ Champps' state-of-the-art audio-visual capabilities feature impressive video walls and sound systems that surround and fill every corner of our restaurants. ▪ We also offer a variety of activities that allow guests to create their own memorable Champps experiences, such as Karaoke or other promotional events. Champps also entertains children with magicians and balloon artists, making magical experiences for kids of all ages.

Champps is full of fun and excitement.

"I feel comfortable every time I come to Champps. It's a great spot for a business lunch, and a fun place to hang out with my friends after work."

CHAMPPS GUEST

Great Ambiance

Great Ambiance

Champps' visually appealing and interactive environment offers our guests a retreat from the stresses of everyday life. It has quickly become recognized as the ideal social gathering spot, an oasis where one can come to relax and enjoy their dining experience. ■ Our concept attracts a variety of guests from business professionals seeking a quick lunch, to a family gathering by the fireplace for dinner, to a group of friends who come to socialize in the evening.

Any time is the right time for Champps.

CHAMPPS

Reston, Virginia

"Champps has been expanding its concept nationally over the past several years and has a proven track record of successfully opening new restaurants. The Champps concept appeals to a broad audience by offering good food and quality service in a fun, upscale environment."

FINANCIAL ANALYST

Great Growth

Great Growth

With extraordinary growth and incomparable market acceptance, Champps is a proven leader in the upscale casual dining segment, boasting average annual restaurant sales volumes in excess of $5 million. ▪ Champps' well-established concept has expanded across the United States and has the potential to add more than 200 additional restaurants over the next several years in strategically selected metropolitan areas. ▪ Champps management is quick to identify markets ripe for its restaurants – whether penetrating cities already home to the Champps brand or introducing the popular concept to a new market.

Champps continues to successfully grow its brand.

CHAMPPS

Ft. Lauderdale, Florida

CHAMPPS
CHAMPPS

West Bloomfield, Michigan

CHAMPPS

Marlton, New Jersey

CHAMPPS

Littleton, Colorado

Irvine, California

Troy, Michigan

Great Flexibility

Great Flexibility

Champps restaurants are typically stand-alone units located on mall or lifestyle center pads. Our restaurants have also been constructed in end caps of strip centers, in office buildings and other non-traditional locations. The construction team at Champps works in partnership with developers to meet their unique needs. Champps conforms its building designs, allowing for adaptation to local architectural style. Our team also works in collaboration with developers to ensure that the designs are consistent with the local codes and standards of architectural review boards.

Champps builds valued partnerships.

Indianapolis, Indiana

Indianapolis, Indiana

Schaumburg, Illinois

Marlton, New Jersey

"Champps is a popular, upscale concept that generates traffic throughout the day and evening. Its restaurants attract the type of person who typically frequents our centers. Additionally, we are able to work closely with their team to build restaurants that fit the criterion of our local retail developments yet still possess characteristics individual to Champps."

DEVELOPER

Champps Entertainment, Inc.

10375 Park Meadows Drive, Suite 560
Littleton, Colorado 80124-6791

303-804-1333

www.champps.com

$25
$20
$15
$10
$5
$10.00
$11.38
$11.50
$13.00
$13.25
$13.40
$14.00
$16.09
$17.50
$18.75
$20.50
Red Robin
Chili's
Champps
Cheesecake Factory
PF Chang's
Outback Steakhouse

Compelling Guest
Value Proposition

Average Check Comparison

Great Food, Energetic Atmosphere, Exceptional Service and
Entertainment at Competitive Average Check

Based on most recent annual SEC filing.  If ranges provided, used average of range.

Dollars in Thousands
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$2,269
$2,397
$2,568
$2,750
$2,714
$2,900
$3,000
$3,133
$3,399
$4,691
$5,659
$10,800
Applebee's
Famous Dave's
Longhorn
Chili's
Buca
California Pizza Kitchen
Red Robin
Carrabba's
Outback Steakhouse
P.F. Chang's
Cheesecake Factory

Industry Leading
Sales Volumes

Consumers Love Champps!

Average Unit Volume

Based on most recent annual SEC filing

Champps’ Unit
Economics

*Excludes pre-opening

Stores Open Twelve Months or More as of June, 2004

(000's)

Average Restaurant Sales

4,691

$

Average Restaurant Contribution

539

11.7%

Depreciation

209

4.2%

Average Restaurant Cash Flow

748

15.9%

Average Restaurant Investment

1,825

Preopening Expenses

404

Total Cost to Open

2,229

Cash on Cash Return*

41.0%

Average Square Feet

9,240

Stores in Analysis

41

Sales per Square Foot

508

$

FINANCIAL
PERFORMANCE

CAGR: 19.5%
$240
$220
$200
$180
$160
$140
$120
$100
$80
$60
$88.3
$109.5
$133.3
$158.5
$180.7
$211.5
FY '99
FY '00
FY '01
FY '02
FY '03
FY '04
Revenues - Millions

Champps’ Revenue Growth

Annual Amounts

CAGR: 27.2%
$30
$25
$20
$15
$10
$5
$6.7
$11.6
$16.2
$18.0
$19.0
$22.3
FY '99
FY '00
FY '01
FY '02
FY '03
FY '04
Restaurant Contribution - Millions

Champps’ Restaurant
Operating Contribution

*Restaurant contribution excludes pre-opening expense.

Annual Amounts

CAGR: 23.4%
$30
$25
$20
$15
$10
$5
$9.5
$14.7
$16.8
$17.4
$22.0
FY '00
FY '01
FY '02
FY '03
FY '04
EBITDA Before Preopening

Champps’ EBITDA
before Preopening

Also excludes expenses related to predecessor companies,
discontinued operations, and debt extinguishment costs.

Annual Amounts

Reconciliation of EBITDA before
preopening and extraordinary items

Required to reconcile non-GAAP measurement

7/2/2000

7/1/2001

6/30/2002

6/29/2003

6/27/2004

Net Income per financials

2,273

$

13,537

$

5,134

$

17,093

$

4,993

$

Interest expense and income, net

132

1,471

1,613

1,826

2,101

Income tax expense (benefit)

77

(7,893)

209

(13,201)

1,225

Depreciation and amortization

4,072

5,517

6,801

8,004

10,058

Preopening

1,462

1,470

2,617

3,124

1,898

Debt extinguishment costs

-

-

-

290

587

Expenses related to predecessor companies

-

534

305

282

1,171

Expenses related to discontinued operations

-

77

153

-

-

Loss on sale of marketable securities

1,034

-

-

-

-

Impairment, exit and other costs

460

-

-

-

-

9,510

$

14,713

$

16,832

$

17,418

$

22,033

$

12 Months Ending

$120
$115
$110
$105
$100
CAGR: 9.3%
$103.7
$113.3
FY '04
FY '05
Revenues - Millions

Champps’ Revenue Growth

Six Month Amounts –
YTD 12/04

CAGR: 12.5%
$14
$13
$12
$11
$10
$11.2
$12.6
FY '04
FY '05
Restaurant Contribution - Millions

Champps’ Restaurant
Operating Contribution

*Restaurant contribution excludes pre-opening expense.

Six Month Amounts –
YTD 12/04

CAGR: 15.7%
$14
$13
$12
$11
$10
$10.8
$12.5
FY '04
FY '05
EBITDA Before Preopening

Champps’ EBITDA
before Preopening

Also excludes expenses related to predecessor companies,
discontinued operations, and debt extinguishment costs.

Six Month Amounts –
YTD 12/04

Reconciliation of EBITDA before
preopening and extraordinary items

Required to reconcile non-GAAP measurement

12/28/2003

1/2/2005

Restated

Restated

Net Income per financials

2,278

$

3,845

$

Interest expense and income, net

1,148

757

Income tax expense (benefit)

703

1,282

Depreciation and amortization

4,854

5,674

Preopening

1,595

644

Expenses related to predecessor companies

205

265

10,783

$

12,467

$

6 Months Ending

Balance Sheet as of
January 2, 2005

$47.5 Million Net Operating Loss Carryforward and $6.0 Million Tax Credits Provide Benefit Beyond 2010

ASSETS:

Current Assets:

Cash and Cash Equivalents

3,222

$

Other Current Assets

15,639

Total Current Assets

18,861

Property and Equipment, Net

91,301

Other Non-Current Assets

30,258

Total Assets

140,420

$

LIABILITIES AND STOCKHOLDERS' EQUITY:

Current Liabilities (Net of Debt)

14,666

$

Debt & Capital Leases

18,675

Other Long-Term Liabilities

28,173

Total Liabilities

61,514

Stockholders' Equity

78,906

Total Liabilities and Stockholders' Equity

140,420

$

Book Value
March 15, 2005

Market Capitalization

114,108,253

$

Shares Outstanding - 3/15/05

12,922,792

Stock Price as of 3/15/05

8.83

$

52 Week Trading Range

Cash @ 1/2/05

3,222,000

$

Debt @ 1/2/05

18,675,000

$

Enterprise Value

129,561,253

$

TTM EBITDA Before Preopening - 1/2/05

23,717,000

$

Enterprise Value

÷

EBITDA

5.46

Also excludes expenses related to predecessor companies, discontinued

operations and debt extinguishment costs.

$        5.80 - 9.98

Reconciliation of EBITDA before
preopening and extraordinary items

Required to reconcile non-GAAP measurement

Total

12 Months Ending

12 Months Ending

12/28/2003

1/2/2005

6/27/2004

1/2/2005

Restated

Restated

Minus

Plus

Plus

Net Income per financials

2,278

$

3,845

$

4,993

$

6,560

$

Interest expense and income, net

1,148

757

2,101

1,710

Income tax expense (benefit)

703

1,282

1,225

1,804

Depreciation and amortization

4,854

5,674

10,058

10,878

Preopening

1,595

644

1,898

947

Debt extinguishment costs

-

-

587

587

Expenses related to predecessor companies

205

265

1,171

1,231

10,783

$

12,467

$

22,033

$

23,717

$

Six Months Ending

Strategic initiatives
implemented fiscal 2004

Implementation of back office system resulting in
reduction of management staff - $700K

Greater proportion of high usage items on long
term contracts

Review of host/hostess schedules - $300K

Renegotiation of communication contracts -
$300K

Implementation of credit card over high speed
network - $180K

Recent Noteworthy
Developments

1/20/04 - $25 million credit facility commitment executed

2/12/04 - $5.3 million proposed tax assessment related to
predecessor company settled for $141,000

9/10/05 – Final $0.9 million punitive damages awarded
paid

THE FUTURE

CAGR: 17.8%
55
50
45
40
35
30
25
20
15
10
14
2
14
2
16
6
18
4
24
6
28
7
34
7
41
4
48
FY '97
FY '98
FY '99
FY '00
FY '01
FY '02
FY '03
FY '04
FY '05 (est)
Existing Restaurants
New Restaurants

Champps’ Company
Owned Restaurants

16

14

18

24

28

34

41

48

52

National Concept

51 Existing Company-Owned Units

12 Franchisees

22 States Throughout the U.S.

Tremendous Growth
Opportunities

Strategies for Growth – Core Business

Key Driver for Growth is Expansion

Identify Strategies to Deliver Positive Same Store Sales

Deliver Positive Guest Counts

Back Fill in Existing Markets

Enter New Markets (Major Cities with National Sports
Teams)

Improve $4.7 Million AUV’s

Continue Emphasis on Food

Add Excitement to our Bar to Generate Additional Revenue

Leverage Operating Efficiencies

Summary

Proven Concept with 17 Year History and National
Footprint

High Average Unit Volumes Deliver Impressive Unit-
Level Economics

Popular, Social Dining Experience Drives Sales Through
Four Distinct Dayparts

Unique Defensible Niche

Management Team with Disciplined Operational Focus

Growth Strategy Resulting in Strong Historical Revenue
Growth

Significant Expansion Opportunities

Pictorial Review of
Champps

Champps’ Exterior

Champps’ Exterior

Champps’ Exterior

Champps’ Inside

Champps’ Dining
Area

Champps’ Kitchen

Champps’ Line

Champps’ Food

Champps’ Beverages

Champps’ Audio/Visual